Exhibit 4.15

EXECUTION VERSION

ABBVIE INC.

SUPPLEMENTAL INDENTURE NO. 9

€547,703,000 Floating Rate Notes due 2020

€539,018,000 0.500% Senior Notes due 2021

€433,228,000 1.500% Senior Notes due 2023

€603,389,000 1.250% Senior Notes due 2024

€427,893,000 2.625% Senior Notes due 2028

€513,538,000 2.125% Senior Notes due 2029

THIS SUPPLEMENTAL INDENTURE NO. 9, dated as of May 14, 2020 (the “Supplemental Indenture”), among ABBVIE INC., a Delaware corporation (the “Company”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), ELAVON FINANCIAL SERVICES DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. BANK NATIONAL ASSOCIATION, as transfer agent and registrar (the “Transfer Agent” and/or “Security Registrar”).

RECITALS OF THE COMPANY:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 8, 2012 (as heretofore supplemented or amended, the “Indenture”), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

WHEREAS, the Company has entered into a definitive transaction agreement, dated as of June 25, 2019, by and among the Company, Allergan plc, an Irish public limited company (“Allergan”), and Venice Subsidiary LLC, a wholly owned subsidiary of the Company (“Acquiror Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to conditions set forth therein, Acquiror Sub will acquire Allergan, with Allergan surviving as a wholly-owned subsidiary of the Company (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Company offered to exchange (the “Exchange Offers”) any and all outstanding notes of certain series issued by Allergan Finance, LLC, Allergan, Inc., Allergan Sales, LLC and Allergan Funding SCS (the “Allergan Notes”) for notes issued by the Company pursuant to an Offering Memorandum and Consent Solicitation Statement, dated as of October 25, 2019 (as amended, the “Offering Memorandum and Consent Solicitation Statement”);

WHEREAS, the Company has duly determined to appoint the Paying Agent as the paying agent and the Transfer Agent and Security Registrar as the transfer agent and registrar, each under the Agency Agreement, dated as of the date hereof (the “Agency Agreement”), and the Paying Agent and the Transfer Agent and Security Registrar are willing to accept such appointment with respect to the Notes;

WHEREAS, Article Nine of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture;

WHEREAS, Section 9.1 of the Indenture provides that the Company and the Trustee may modify certain terms of the Indenture and provide certain additional provisions with respect to any series of Securities to be issued under the Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

Article 1
RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1.           Relation to Indenture.  This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2.           Relation to Agency Agreement. The terms of this Supplemental Indenture are subject to the terms of the Agency Agreement, which shall be deemed incorporated herein. In the event of an inconsistency between the terms of the Indenture, this Supplemental Indenture and the Agency Agreement, the terms of the Agency Agreement shall prevail, except that the rights, benefits, protections, indemnities and immunities of the Trustee shall be governed by the Indenture and this Supplemental Indenture.

Section 1.3.           Definitions.  For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2021 Notes” means the 0.500% Senior Notes due 2021.

“2023 Notes” means the 1.500% Senior Notes due 2023.

“2024 Notes” means the 1.250% Senior Notes due 2024.

“2028 Notes” means the 2.625% Senior Notes due 2028.

“2029 Notes” means the 2.125% Senior Notes due 2029.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of Euroclear, Clearstream and their respective nominees and successors, acting through itself or the Common Depositary, in each case to the extent applicable to such transaction and as in effect from time to time.

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“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the TARGET2 System (as defined below), or any successor thereto, operates.

“Clearstream” means Clearstream Banking S.A.

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the maturity of the Notes, or if the Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as the Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Corporate Trust Office of the Paying Agent” means, initially, the office of Elavon Financial Services DAC, U.K. Branch located at 125 Old Broad Street, London, EC2N 1AR, United Kingdom.

“Corporate Trust Office of the Registrar and Transfer Agent” means, initially, the office of U.S. Bank National Association located at 190 South LaSalle Street, 10th Floor Chicago, IL 60603.

“Dealer Managers” means Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend and in a customary form agreed by the Company, the Trustee and the Paying Agent and security printed in accordance with any applicable legal and stock exchange requirements.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

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“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

“Exchange Notes” has the meaning specified in the Registration Rights Agreement.

“Fixed Rate Notes” means the 2021 Notes, the 2023 Notes, the 2024 Notes, the 2028 Notes and the 2029 Notes.

“Floating Rate Notes” means the Floating Rate Notes due 2020.

“Global Notes Legend” means the legend set forth in Exhibits A1 through A6 to this Supplemental Indenture.

“Independent Investment Bank” means an independent investment bank selected by the Company.

“Initial Notes” means the Notes issued pursuant to this Supplemental Indenture on the date hereof.

“Notes” means, collectively, the Floating Rate Notes and the Fixed Rate Notes.

“Par Call Date” means (i) with respect to the 2021 Notes, May 1, 2021, (ii) with respect to the 2023 Notes, October 15, 2023, (iii) with respect to the 2024 Notes, March 1, 2024, (iv) with respect to the 2028 Notes, August 15, 2028 and (v) with respect to the 2029 Notes, March 1, 2029.

“QIB” means qualified institutional buyer as specified in Rule 144A promulgated under the Securities Act.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes in an exchange registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of May 14, 2020, by and among the Company and the Dealer Managers.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders of Allergan Notes in an offshore transaction in reliance on Regulation S.

“Restricted Notes Legend” means the legend set forth in Section 2.7(e)(i) hereof.

“Restricted Period” means, with respect to any Notes, the period that is 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date of original issuance with respect to such Notes.

“Rule 144” means Rule 144 promulgated under the Securities Act.

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“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders of Allergan Notes reasonably believed to be QIBs in reliance on Rule 144A.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Transfer Restricted Note” means any Note that bears or is required to bear a Restricted Notes Legend.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Section 1.4.           Rules of Construction.  For all purposes of this Supplemental Indenture:

(a)               capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)               all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)               the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)               in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

Section 1.5.           References. References to the Security Register in the Indenture will be deemed to refer to the register of Holders of the Notes as prescribed by this Supplemental Indenture, and the provisions of the Notes and references to the Security Registrar in the Indenture will be deemed to refer to the Registrar as defined in the Agency Agreement and the Notes.

Article 2
THE SECURITIES

Section 2.1.           Title of the Notes.  There shall be (i) a series of Securities designated the Floating Rate Notes due 2020, (ii) a series of Securities designated the 0.500% Senior Notes due 2021, (iii) a series of Securities designated the 1.500% Senior Notes due 2023, (iv) a series of Securities designated the 1.250% Senior Notes due 2024, (v) a series of Securities designated the 2.625% Senior Notes due 2028 and (vi) a series of Securities designated the 2.125% Senior Notes due 2029.

Section 2.2.           Initial Principal Amount. The Floating Rate Notes will be initially issued in an aggregate principal amount of €547,703,000. The 2021 Notes will be initially issued in an aggregate principal amount of €539,018,000. The 2023 Notes will be initially issued in an aggregate principal amount of €433,228,000. The 2024 Notes will be initially issued in an aggregate principal amount of €603,389,000. The 2028 Notes will be initially issued in an aggregate principal amount of €427,893,000. The 2029 Notes will be initially issued in an aggregate principal amount of €513,538,000.

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Section 2.3.           Interest on the Floating Rate Notes. Interest on the Floating Rate Notes will accrue from (and including) the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS on the Allergan 2020 Floating Rate Notes (as defined in the Offering Memorandum and Consent Solicitation Statement) that were accepted in the Exchange Offers. Interest on the Floating Rate Notes will be payable on the applicable interest payment dates set forth in Exhibit A1 attached hereto. The first interest payment date on the Floating Rate Notes is set forth in Exhibit A1 attached hereto. Interest will be payable to the Persons in whose names the Floating Rate Notes are registered at the close of business on the 15th calendar day immediately preceding the interest payment date (whether or not a Business Day) (such day, the “Floating Rate Notes Record Date”). However, interest paid on the maturity date will be payable to the Person to whom the principal will be payable. The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Floating Rate Notes outstanding on such day. The amount of interest to be paid on the Floating Rate Notes for each interest period will be calculated by adding such Daily Interest Amounts for each day in such interest period.

Section 2.4.           Interest on the Fixed Rate Notes. Interest on each series of Fixed Rate Notes will accrue from (and including) the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS on the corresponding series of Allergan Euro Notes (as defined in the Offering Memorandum and Consent Solicitation Statement) that were accepted in the Exchange Offers. Interest on each series of Fixed Rate Notes will be payable on the applicable interest payment dates set forth in the corresponding Exhibits A2-A6 attached hereto. The first interest payment date on each series of the Fixed Rate Notes is set forth in the corresponding Exhibits A2-A6 attached hereto. Interest will be payable to the Persons in whose names the Fixed Rate Notes are registered at the close of business on the date that is (i) in the case of Fixed Rate Notes represented by a Global Note, the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant interest payment date and (ii) in all other cases, 15 calendar days prior to the relevant interest payment date (whether or not a Business Day) (such day, the “Fixed Rate Notes Record Date” and, together with the Floating Rate Notes Record Date, the “Record Date”). Interest on the Fixed Rate Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Fixed Rate Notes, but excluding the next following interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

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Section 2.5.           Issuance In Euro. All payments of principal of, and premium, if any, and interest on, the Notes, including payments made upon any redemption of the Notes, shall be payable in euro. If the Company is unable to obtain euro in amounts sufficient to make a required payment under the Notes due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of the Notes so made in U.S. Dollar shall not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.6.           Form and Dating.

(a)            General.  The Notes shall initially be issued in the form of one or more Global Notes in fully registered, book-entry form, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Common Depositary and shall be registered in the name of USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary for Euroclear and Clearstream. The Notes shall be substantially in the forms set forth in the corresponding Exhibits A1-A6 attached hereto (other than, (i) with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first interest payment date of such additional Notes, and (ii) with respect to any Exchange Notes of any series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers and other changes customary for registered notes). The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued in fully registered form only in denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture, together with any Exchange Notes issued with respect to the Notes of such series in accordance with the Registration Rights Agreement, will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with the existing Notes for Federal income tax purposes, such additional Notes will have a separate CUSIP number.

i.            The Notes shall initially be issued only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act, in compliance with Regulation S. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Notes initially issued pursuant to Rule 144A shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially issued pursuant to Regulation S shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.7(e)(i) hereof, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Common Depositary and shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for such Global Note or Global Notes, duly executed by the Company and authenticated by the Trustee as provided in this Supplemental Indenture.

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ii.            Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form of the Form of Exchange Certificate attached to the applicable Exhibit hereto) to the effect that the beneficial interest in the Regulation S Global Note is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

iii.            Beneficial interests in Rule 144A Global Notes may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note only if the transferor first delivers to the Trustee a written certificate (in the form of Exhibit B hereto) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S (if applicable).

iv.            The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.”

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

(b)               Book-Entry Provisions.  This Section 2.6(b) shall apply only to a Global Note deposited with the Common Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.6(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for such Global Note or Global Notes and (B) shall be delivered by the Trustee to such Common Depositary.

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(c)               Payment. The Company will make payments on the Notes in euro at the office of the Trustee (in the limited circumstances specified in the Indenture), the Paying Agent or any paying agent the Company designates (which paying agent may include the Company). At its option, the Company may make payments of interest by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer as directed by the Holder of any Note, in immediately available funds to an account maintained by the Common Depositary or its nominee with respect to a Global Note, and to the Holder of any Note or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (x) the Holder thereof shall have provided written wiring instructions to the Paying Agent on or before the related Record Date and (y) if appropriate instructions for any such wire transfer are not received by the related Record Date, then such payment shall be made by check mailed to the address of such Holder specified in the Security Register. The Company will make interest payments to the Holder in whose name the Note is registered at the close of business on the Record Date for the interest payment.

Payment of principal in respect of the Notes and payment of accrued interest payable on redemption of the Notes (other than on an interest payment date) will be made to the Persons shown in the Security Register at the close of business on the Record Date, subject to surrender (or in the case of partial payment only, endorsement) of the relevant note, at the specified office of the Paying Agent. Payments of interest due on any interest payment date will be made to the Persons shown in the Security Register at close of business on the Record Date. Payments of all other amounts will be made as provided in the Indenture.

If the principal of or any premium or interest on the Notes is payable on a day that is not a Payment Business Day, the payment will be made on the following Payment Business Day without the accrual of any interest on that payment.

For these purposes “Payment Business Day” means any day that is:

a)	a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in, in the case of Definitive Notes only, the relevant place of presentation;

b)	a day on which the TARGET2 System is open; and

c)	in the case of any payment in respect of a Global Note, a day on which Euroclear and/or Clearstream, as the case may be, settle(s) payments in euro.

For these purposes “TARGET2 System” means the Trans-European Automatic Realtime Gross Settlement Express Transfer (TARGET2) System.

All payments of any amounts paid to or to the order of USB Nominees (UK) Limited, as nominee for the Common Depositary for Euroclear and Clearstream shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability of the Company for the moneys payable on the Notes.

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The Company has designated the Paying Agent as its paying agent for payments on Notes. The Company may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts.

The Trustee or Paying Agent, as applicable, will repay to the Company on the Company’s written request any funds they hold for payments on the Notes that remain unclaimed for two years after the date upon which that payment has become due. After repayment to the Company, Holders entitled to those funds must look only to it for payment.

(d)               Definitive Notes.  Except as provided in this Section 2.6, owners of a beneficial interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Definitive Notes and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Section 2.7.           Transfer and Exchange.

(a)               Transfer and Exchange of Definitive Notes.  When Definitive Notes are presented to the Security Registrar with a request:

(i)                 to register the transfer of such Definitive Notes; or

(ii)              to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A)             shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B)              are accompanied by the following additional information and documents, as applicable:

(x)       certification (in the form set forth on the reverse side of the Initial Note) that such definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(y)        (1) if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note); or (2) if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

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(b)               Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note.  A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with (i) certification (in the form set forth on the reverse side of the Initial Note) that such definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act and (ii) written instructions directing the Trustee to make an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Common Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to this Section 2.7, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c)               Exchange of Global Notes for Definitive Notes. A Global Note shall be exchanged by the Company for Definitive Notes only if:

(i)                 an Event of Default has occurred and is continuing; or

(ii)              either Euroclear or Clearstream is closed for business for a continuous period of 14 days or more (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

(iii)            the Company would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream which would not be suffered were the Notes in definitive form and a certificate to such effect signed by an authorized signatory of the Company is given to the Trustee.

In the case of (i) or (ii) above, the Holder of a Global Note (acting on behalf of one or more of the accountholders) or the Trustee may give notice to the Company and, in the case of (iii) above, the Company may give notice to the Trustee and the Holders of Notes, of its intention to exchange a Global Note for Definitive Notes on or after the Exchange Date (as defined below).

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On or after the Exchange Date the Holder of the Global Note may, or in the case of (iii) above, shall surrender it to or to the order of the Paying Agent. In exchange for the Global Note, the Company shall deliver, or procure the delivery of, an equal aggregate principal amount of Definitive Notes, security printed in accordance with any applicable legal and stock exchange requirements. On exchange of the Global Note, the Company will procure that it is cancelled and, if the Holder so requests, returned to the Holder together with any relevant Definitive Notes.

For these purposes, “Exchange Date” means a day specified in the notice requiring exchange falling not less than 60 days after that on which the notice requiring exchange is given and being a day on which banks are open for general business in London, the place in which the specified office of the Paying Agent is located and, except in the case of exchange pursuant to (ii) above, in the place in which Euroclear and Clearstream are located.

In all cases, Definitive Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Holder of the relevant Global Notes.

In the event that Global Notes are exchanged for Definitive Notes prior to the consummation of the Registered Exchange Offer or the effectiveness of the shelf registration statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this section (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

None of the Company, the Trustee, the Paying Agent or the Security Registrar will be liable for any delay by the Holder of the relevant Global Notes in identifying the Holders of beneficial interests in the Global Notes, and each such Person may conclusively rely on, and will be protected in relying on, instructions from Euroclear or Clearstream for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Definitive Notes to be issued).

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(d)               Restrictions on Transfer of Regulation S Global Notes.

(i)       Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an available exemption from registration under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. person or for the account or benefit of a U.S. person. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or Rule 144A and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii)       Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e)               Legends.

(i)       Except as permitted by the following paragraphs (ii), (iii), (iv) or (v), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

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NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

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Each Note evidencing a Global Note offered and sold to non-U.S. persons outside the United States in reliance on Regulation S shall bear a legend substantially in the following form:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each Global Note shall bear a legend substantially in the following form:

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Each Note in definitive form shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii)       Upon any sale or transfer of a Transfer Restricted Note that is a definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

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(iii)       After a transfer of any Initial Notes during the period of the effectiveness of a shelf registration statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv)       Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v)       Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(f)                By its acceptance of any Note bearing any legend in Section 2.7(e)(i) hereof, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in such legend in Section 2.7(e)(i) hereof and agrees that it shall transfer such Note only as provided in this Supplemental Indenture.

(g)               Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Common Depositary to the Security Registrar for cancellation or retained and canceled by the Security Registrar. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Security Registrar with respect to such Global Note, by the Security Registrar, to reflect such reduction.

(h)               Obligations with Respect to Transfers and Exchanges of Notes.

(i)                 To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Security Registrar’s request.

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(ii)              No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

(i)                 Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(j)                 The Company hereby appoints the Security Registrar as Security Registrar for the Notes. Neither the Company nor the Security Registrar shall be required to register the transfer of or exchange Notes of any series (i) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of that series selected for redemption under Section 11.3 of the Indenture and ending at the close of business on the day of such mailing, or (ii) so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(k)               All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(l)                 No Obligation of the Trustee.

(i)                 The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in, the Common Depositary or any other Person with respect to the accuracy of the records of the Common Depositary or its nominee, with respect to any ownership interest in the Notes or with respect to the delivery to any beneficial owner or other Person (other than the Common Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the Holders (which shall be the Common Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Common Depositary subject to the applicable rules and procedures of the Common Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Common Depositary with respect to any beneficial owners.

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(ii)              The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Article 3

TRUSTEE AND PAYING AGENT

Section 3.1.           Appointments. The Paying Agent for the Notes shall initially be Elavon Financial Services DAC, U.K. Branch. The Company hereby initially designates the Corporate Trust Office of the Paying Agent as the office to be maintained by it where Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes or the Indenture may be served. The Security Registrar and Transfer Agent for the Notes shall initially be U.S. Bank National Association and the Company hereby initially designates the Corporate Trust Office of the Security Registrar and Transfer Agent as the office to be maintained by it where Notes may be presented for registration of transfer or exchange. The Company reserves the right at any time to vary or terminate the appointment of the Paying Agent or Security Registrar, to appoint additional or other paying agents or another security registrar and to approve any change in the office through which any paying agent or security registrar acts. In furtherance of such appointment, the Trustee is hereby authorized and directed to execute and deliver the Agency Agreement. The Trustee shall not be liable for any act or omission of the Paying Agent, Security Registrar, Transfer Agent, Common Depositary, Euroclear or Clearstream. In considering the interests of Holders of the Notes while any relevant Global Notes are held on behalf of Euroclear and Clearstream, the Trustee may have regard to any information provided to it by such clearing systems as to the identity (either individually or by category) of their accountholders and may consider such interests as if such accountholders were Holders of the relevant Global Notes and interests therein.

Article 4

REDEMPTION

Section 4.1.           Optional Redemption of the Floating Rate Notes. The Floating Rate Notes may not be redeemed at the Company’s option prior to their stated maturity, except in the case of certain changes in withholding tax laws, as discussed below in Section 4.3.

Section 4.2.           Optional Redemption of the Fixed Rate Notes.

(a)               At any time prior to the Par Call Date applicable to a series of Fixed Rate Notes, the Company may redeem some or all of the Fixed Rate Notes of such series at its option, in each case at a redemption price equal to the greater of:

(i)                 100% of the principal amount of the Fixed Rate Notes of that series to be redeemed; and

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(ii)              the sum of the present values of the remaining scheduled payments (through the Par Call Date with respect to such Notes assuming for such purpose that such Notes matured on the applicable Par Call Date) of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) on such Fixed Rate Notes to be redeemed discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points for the 2021 Notes, 25 basis points for the 2023 Notes, 25 basis points for the 2024 Notes, 35 basis points for the 2028 Notes and 30 basis points for the 2029 Notes.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

(b)               In addition, at any time on or after the Par Call Date applicable to a series of Fixed Rate Notes, the Company may redeem some or all of the Fixed Rate Notes of that series at its option, in each case at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes of that series to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

(c)               Notice of redemption will be mailed at least 15 but not more than 60 days before the redemption date (i) in the case of Global Notes, to and through Euroclear or Clearstream for communication by them to each Holder of the Fixed Rate Notes to be redeemed, or (ii) in the case of Definitive Notes, to each Holder of record of the Fixed Rate Notes to be redeemed at its registered address. The notice of redemption for the Fixed Rate Notes will state, among other things, the series and amount of Fixed Rate Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of Fixed Rate Notes to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Fixed Rate Notes in the same manner in which the notice of redemption was given. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on any Fixed Rate Notes that have been called for redemption at the redemption date. If fewer than all of the Fixed Rate Notes of a series are to be redeemed at any time, (i) in the case of Fixed Rate Notes represented by a Global Note, the Fixed Rate Notes will be selected in accordance with the rules of Euroclear and/or Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion), or (ii) in the case of Definitive Notes, the Trustee will select the particular Fixed Rate Notes or portions thereof for redemption from the outstanding Fixed Rate Notes not previously redeemed by random lot.

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Section 4.3.           Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendment to, an official position or judicial precedent regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the Offering Memorandum and Consent Solicitation Statement, the Company becomes or, based upon a written opinion of independent counsel selected by it, will become obligated to pay Additional Amounts (as described in Article 5 hereunder) with respect to a series of Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes of such series on not less than 30 nor more than 60 days’ prior notice, (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Notes to be so redeemed, or (ii) in the case of Definitive Notes, to each Holder of record of the Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

Article 5

PAYMENT OF ADDITIONAL AMOUNTS

Section 5.1.           General. The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on each series of the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Notes received by a beneficial owner who is not a U.S. person (as defined below), after withholding or deduction for any future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(a)               to any tax, assessment or other governmental charge that would not have been imposed but for the Holder (or the beneficial owner for whose benefit such Holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(i)                 being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(ii)              having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes or the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(iii)            being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes or a corporation that has accumulated earnings to avoid U.S. federal income tax;

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(iv)             being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(v)              being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(b)               to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(c)               to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or beneficial owner or any other Person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(d)               to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(e)               to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(f)                to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(g)               to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by at least one other paying agent;

(h)               to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(i)                 to any tax, assessment or other governmental charge that would not have been imposed or withheld but for the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes for resale to a third-party that either is not a bank or holding the Notes for investment purposes only;

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(j)                 to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement; or

(k)               in the case of any combination of items (a) through (j).

Section 5.2.           No Other Requirements. The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Article V, the Company shall not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

Section 5.3.           Definition. As used under this Article 5, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “U.S. person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Article 6

AMENDMENTS TO THE BASE INDENTURE

Section 6.1.           Amendment to Section 4.1 of the Indenture. Solely as it relates to the Notes, Section 4.1 of the Indenture shall be amended by replacing subsection (1)(B) with the following:

(B)        all of the Securities of such series not theretofore delivered to the Trustee for cancellation

(i)               have become due and payable,

(ii)             will become due and payable at their Stated Maturity within one year, or

(iii)              if redeemable at the Company’s option, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

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and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities of such series to the date of such deposit (in the case of Securities which have become due and payable), or to their Stated Maturity or the Redemption Date, as the case may be (provided that in connection with any discharge relating to any redemption that requires the payment of a premium, the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is deposited with the Trustee equal to the premium calculated as of the date of the notice of redemption, with any deficit as of the Redemption Date only required to be deposited with the Trustee on or prior to the Redemption Date), together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at Maturity or the Redemption Date, as the case may be.

Section 6.2.           Amendment to Section 5.1 to the Indenture. Solely as it relates to the Notes, Section 5.1 of the Indenture shall be amended by:

(a)        replacing subsection (4) with the following: “default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after the giving of written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder (provided that such notice may not be given with respect to any action taken, and reported publicly or to Holders of the Securities more than two years prior to such notice);” and

(b)       adding the following paragraph at the end of Section 5.1: “Any time period in this Indenture to cure any actual or alleged default or Event of Default may be extended or stayed by a court of competent jurisdiction.”

Section 6.3.           Amendment to Section 11.2 to the Indenture. Solely as it relates to the Notes, Section 11.2 of the Indenture shall be amended by replacing “45 days” with “30 days.”

Section 6.4.           Amendment to Section 11.3 to the Indenture. Solely as it relates to the Notes, Section 11.3 of the Indenture shall be amended by replacing “45 days” with “30 days” in each instance it appears.

Section 6.5.           Amendment to Section 11.4 to the Indenture.

(a)               Solely as it relates to the Notes, Section 11.4 of the Indenture shall be amended by replacing the first sentence with the following: “Notice of redemption will be mailed at least 15 but not more than 60 days before the redemption date (i) in the case of Global Notes, to and through Euroclear or Clearstream for communication by them to each Holder of Securities to be redeemed, or (ii) in the case of Definitive Notes, to each Holder of record of Securities to be redeemed at its registered address”; and

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(b)               Solely as it relates to the Notes, Section 11.4 of the Indenture shall be amended by adding the following sentence to the end of Section 11.4: “Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.”

Section 6.6.           Amendment to Section 13.4 of the Indenture.

(a)               Solely as it relates to the Notes, Section 13.4 of the Indenture shall be amended by replacing subsections (5) and (6) with the following:

(5)	In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax in the same manner as would have been the case if such defeasance had not occurred.

(6)	In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax in the same manner as would have been the case if such covenant defeasance had not occurred.

(b)               Solely with respect to the Notes, the term “U.S. Government Obligations,” defined in Section 13.4 of the Indenture, shall be deleted and replaced with the following: “euro denominated securities that are direct obligations (or certificates representing an ownership interest in such obligations) of a member state of the European Union as of the Issue Date (including any agency or instrumentality thereof) for the payment of which the full faith and credit of such government is pledged; provided that such member state has a long-term government debt rating of “A1” or higher by Moody’s or “A+” or higher by S&P or the equivalent rating category of another internationally recognized rating agency.”

24

Article 7

MISCELLANEOUS PROVISIONS

Section 7.1.           Ratification.  The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 7.2.           Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

Section 7.3.           Governing Law.  THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.4.           Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control.  If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 7.5.           The Trustee.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities.

[signature pages follow]

25

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 9 to be duly executed as of the day and year first above written.

ABBVIE INC.

By:	/s/ Scott T. Reents
	Name:	Scott T. Reents
	Title:	Vice President, Tax and Treasury

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

ELAVON FINANCIAL SERVICES DAC, U.K. Branch, as Paying Agent

By:	/s/ David Harnett
	Name:	David Harnett
	Title:	Authorised Signatory

U.S. BANK NATIONAL ASSOCIATION, as Transfer Agent and Registrar

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 9]

EXHIBIT A1

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

A-1-1

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

A-1-2

ABBVIE INC.

Senior Floating Rate Notes due 2020

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 15, 2020 (the “Maturity Date”), and to pay interest thereon, at a variable rate, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

[1]	Rule 144A Note CUSIP:	00287YDD8
Regulation S Note CUSIP:	U0029QBJ4

[2]	Rule 144A Note ISIN:	XS2117753868
Regulation S Note ISIN:	XS2117753603

A-1-3

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-1-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-1-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”) among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9,” and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Interest

Interest shall be paid at a rate per annum equal to EURIBOR (as defined below), as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below), plus 0.350%; provided, however, that the minimum interest rate on the Securities shall not be less than 0.000%. The interest rate on the Securities shall be reset on the first day of each Interest Period (as defined below) other than the Initial Interest Period (as defined below).

The Company shall pay interest on the Securities from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the Floating Rate Notes due 2020 issued by Allergan that were accepted in the Exchange Offers, quarterly on February 15, May 15, August 15 and November 15 of each year (each, an “Interest Payment Date”), with the first interest payment to be made on May 15, 2020.

An “Interest Period” for the Securities means the period commencing on an Interest Payment Date and ending on the day preceding the next following Interest Payment Date (or, in the case of the Initial Interest Period, commencing on the most recent date on which interest has been paid or duly provided for by Allergan on the Floating Rate Notes due 2020 issued by Allergan that were accepted in the Exchange Offers). The “Initial Interest Period” shall be February 15, 2020 through May 14, 2020. The “Interest Determination Date” for an Interest Period shall be the second TARGET System Day (as defined below) preceding the first day of such Interest Period (or, in the case of the Initial Interest Period, February 13, 2020).

All payments of interest on the Securities due on any Interest Payment Date shall be made to the Persons in whose name the Securities are registered at the close of business on the 15th calendar day immediately preceding the relevant Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a “Regular Record Date”). However, interest that the Company pays on the Maturity Date shall be payable to the Person to whom the principal shall be payable. The amount of interest for each day that the Securities are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Securities outstanding on such day. The amount of interest to be paid on the Securities for each Interest Period will be calculated by adding such Daily Interest Amounts for each day in such Interest Period.

A-1-7

If an Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the interest payment shall be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date of the Securities falls on a day that is not a Business Day, the payment of interest and principal shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. If any such Interest Payment Date, other than the Maturity Date, is postponed or brought forward as described above, the amount of interest for the relevant Interest Period will be adjusted accordingly.

“EURIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(a)	“EURIBOR,” with respect to any Interest Determination Date, shall be the offered rate for deposits of euros having a maturity of three months that appears on “Reuters Page EURIBOR 01” (or such other page as may replace “Reuters Page EURIBOR 01” on such service or any successor service for the purpose of displaying eurozone interbank offered rates for euro-denominated deposits of major banks) at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. If no rate appears, then EURIBOR, in respect of that Interest Determination Date, shall be determined in accordance with the provisions described in (b) below.

(b)	If no offered rate appears on the “Reuters Page EURIBOR 01” on an Interest Determination Date, as specified in (a) above, EURIBOR shall be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., Brussels time, on such Interest Determination Date at which deposits in euros are offered to prime banks in the eurozone inter-bank market by the principal eurozone office of each of four major banks in such market selected and identified by the Company (the “Reference Banks”), for a term of three months commencing on the first day of the applicable Interest Period and in a principal amount of not less than €1,000,000 that is representative for a single transaction in euros in such market at such time. The Company shall ensure the Calculation Agent is provided with the complete contact details of the relevant personnel at each of the Reference Banks that they will be required to contact in order to obtain the relevant interest rate. The Calculation Agent shall request the principal eurozone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, EURIBOR for such Interest Period shall be the arithmetic mean (rounded upwards) of such quotations. If fewer than two such quotations are provided, EURIBOR for such Interest Period shall be the arithmetic mean (rounded upwards) of the rates quoted at approximately 11:00 a.m., Brussels time, on such Interest Determination Date by three major banks in the eurozone, selected and identified by the Company, for loans in euros to leading European banks, for a term of three months, commencing on the first day of the applicable Interest Period and in a principal amount of not less than €1,000,000 that is representative for a single transaction in euros in such market at such time; provided, however, that if the banks so selected do not provide quotes as specified above, the interest rate for the applicable Interest Period shall be the same as the interest rate for the immediately preceding Interest Period, or, if none, the interest rate for the applicable Interest Period shall be the interest rate with respect to the Initial Interest Period.

A-1-8

Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that EURIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a “EURIBOR Event”), the Calculation Agent will use, as a substitute for EURIBOR (the “Alternate Rate”) for each future interest determination date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for EURIBOR. As part of such substitution, the Calculation Agent may make such adjustments to the Alternate Rate or the spread thereon, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with market practice for the use of such Alternate Rate. If a EURIBOR Event has occurred, but for any reason an Alternate Rate has not been determined, the rate of EURIBOR for the next Interest Period shall be set equal to the rate of EURIBOR for the then current Interest Period. All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all euro amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upwards). Promptly upon determination, the Calculation Agent shall inform the Trustee, if applicable, and the Company of the interest rate for the next Interest Period.

“Business Day” means any day, other than a Saturday, Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

“TARGET System Day” means any day in which the TARGET2 System, or any successor thereto, is open for business and a day on which commercial banks are open for dealings in euro deposits in the London interbank market. With respect to notes in certificated form, the reference to business day shall also mean a day on which banking institutions generally are open for business in the location of each office of a transfer agent, but only with respect to a payment or other action to occur at that office.

The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities and shall initially be the Paying Agent. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent shall determine the interest rate and notify the Paying Agent. The Calculation Agent shall, upon the request of any Holder of the Securities, provide the interest rate then in effect with respect to the Securities. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Trustee and the Holders of this Securities. The “Calculation Date” pertaining to any Interest Determination Date on the Securities shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

A-1-9

The interest rate on this Security shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Optional Redemption

The Securities of this series may not be redeemed prior to maturity, except as set forth in Section 4.3 (Redemption for Tax Reasons) of the Supplemental Indenture.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

A-1-10

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

A-1-11

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

A-1-12

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-1-13

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-14

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-1-15

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice:	To be executed by an executive officer

A-1-16

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: Floating Rate Notes due 2020

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

A-1-17

EXHIBIT A2

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

A-2-1

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

A-2-2

ABBVIE INC.

0.500% Senior Notes due 2021

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on June 1, 2021 (the “Maturity Date”), and to pay interest thereon from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the 0.500% Senior Notes due 2021 issued by Allergan that were accepted in the Exchange Offers, annually on June 1 (the “Interest Payment Date”), with the first interest payment to be made on June 1, 2020, at the rate of 0.500% per annum, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest on the Securities shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Securities, but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant Interest Payment Date (such day, the “Record Date”). For purposes of this Security, “Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

[1]	Rule 144A Note CUSIP:	00287YDE6
Regulation S Note CUSIP:	U0029QBK1

[2]	Rule 144A Note ISIN:	XS2117754247
Regulation S Note ISIN:	XS2117754163

A-2-3

Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-2-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-2-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9”), and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Optional Redemption

At any time prior to the Par Call Date (as defined below), the Company may redeem some or all of the Securities of this series at its option, in each case at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities of this series to be redeemed discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points.

The Company will pay accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

In addition, at any time on or after the Par Call Date, the Company may redeem some or all of the Securities of this series at its option at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest on the principal amount of Securities of this series being redeemed to, but excluding, the Redemption Date. If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

A-2-7

The Company will give notice of any optional redemption to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Securities not more than 60 nor less than 15 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.

The Company will notify the Trustee at least 30 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If less than all of the Securities of this series are to be redeemed at any time, the Securities will be selected in accordance with the rules of Euroclear and Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion).

Definitions

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Maturity Date, or if such Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Independent Investment Bank” means an independent investment bank selected by the Company.

A-2-8

“Par Call Date” means May 1, 2021.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-2-9

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

A-2-10

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book- Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book- Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-2-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-12

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-2-13

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:____________________	Notice: To be executed by an executive officer

A-2-14

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: 0.500% Senior Notes due 2021

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

A-2-15

EXHIBIT A3

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

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[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

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ABBVIE INC.

1.500% Senior Notes due 2023

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 15, 2023 (the “Maturity Date”), and to pay interest thereon from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the 1.500% Senior Notes due 2023 issued by Allergan that were accepted in the Exchange Offers, annually on November 15 (the “Interest Payment Date”), with the first interest payment to be made on November 15, 2020, at the rate of 1.500% per annum, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest on the Securities shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Securities, but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant Interest Payment Date (such day, the “Record Date”). For purposes of this Security, “Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

[1]	Rule 144A Note CUSIP:	00287YDF3
	Regulation S Note CUSIP:	U0029QBL9

[2]	Rule 144A Note ISIN:	XS2117754759
	Regulation S Note ISIN:	XS2117754593

A-3-3

Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-3-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9”), and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Optional Redemption

At any time prior to the Par Call Date (as defined below), the Company may redeem some or all of the Securities of this series at its option, in each case at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities of this series to be redeemed discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 25 basis points.

The Company will pay accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

In addition, at any time on or after the Par Call Date, the Company may redeem some or all of the Securities of this series at its option at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest on the principal amount of Securities of this series being redeemed to, but excluding, the Redemption Date. If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

A-3-7

The Company will give notice of any optional redemption to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Securities not more than 60 nor less than 15 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.

The Company will notify the Trustee at least 30 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If less than all of the Securities of this series are to be redeemed at any time, the Securities will be selected in accordance with the rules of Euroclear and Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion).

Definitions

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Maturity Date, or if such Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Independent Investment Bank” means an independent investment bank selected by the Company.

A-3-8

“Par Call Date” means October 15, 2023.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-3-9

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*	*	*

A-3-10

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-3-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-12

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-3-13

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_____________________	Notice: To be executed by an executive officer

A-3-14

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: 1.500% Senior Notes due 2023

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ______________________

A-3-15

EXHIBIT A4

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

A-4- 1

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

A-4- 2

ABBVIE INC.

1.250% Senior Notes due 2024

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on June 1, 2024 (the “Maturity Date”), and to pay interest thereon from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the 1.250% Senior Notes due 2024 issued by Allergan that were accepted in the Exchange Offers, annually on June 1 (the “Interest Payment Date”), with the first interest payment to be made on June 1, 2020, at the rate of 1.250% per annum, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest on the Securities shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Securities, but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant Interest Payment Date (such day, the “Record Date”). For purposes of this Security, “Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

[1]	Rule 144A Note CUSIP:	00287YDG1
Regulation S Note CUSIP:	U0029QBM7

2	Rule 144A Note ISIN:	XS2117754916
Regulation S Note ISIN:	XS2117754833

A-4- 3

Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-4- 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-4-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-4-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9”), and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Optional Redemption

At any time prior to the Par Call Date (as defined below), the Company may redeem some or all of the Securities of this series at its option, in each case at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities of this series to be redeemed discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 25 basis points.

The Company will pay accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

In addition, at any time on or after the Par Call Date, the Company may redeem some or all of the Securities of this series at its option at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest on the principal amount of Securities of this series being redeemed to, but excluding, the Redemption Date. If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Securities not more than 60 nor less than 15 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.

A-4-7

The Company will notify the Trustee at least 30 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If less than all of the Securities of this series are to be redeemed at any time, the Securities will be selected in accordance with the rules of Euroclear and Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion).

Definitions

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Maturity Date, or if such Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Independent Investment Bank” means an independent investment bank selected by the Company.

A-4-8

“Par Call Date” means March 1, 2024.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-4-9

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

A-4-10

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-4-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-12

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-4-13

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:____________________	Notice: To be executed by an executive officer

A-4-14

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: 1.250% Senior Notes due 2024

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

A-4-15

EXHIBIT A5

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

A-5-1

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

A-5-2

ABBVIE INC.

2.625% Senior Notes due 2028

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on November 15, 2028 (the “Maturity Date”), and to pay interest thereon from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the 2.625% Senior Notes due 2028 issued by Allergan that were accepted in the Exchange Offers, annually on November 15 (the “Interest Payment Date”), with the first interest payment to be made on November 15, 2020, at the rate of 2.625% per annum, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest on the Securities shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Securities, but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant Interest Payment Date (such day, the “Record Date”). For purposes of this Security, “Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

[1]	Rule 144A Note CUSIP:	00287YDH9
Regulation S Note CUSIP:	U0029QBN5

[2]	Rule 144A Note ISIN:	XS2117755210
	Regulation S Note ISIN:	XS2117755053

A-5-3

Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-5-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-5-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9”), and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Optional Redemption

At any time prior to the Par Call Date (as defined below), the Company may redeem some or all of the Securities of this series at its option, in each case at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities of this series to be redeemed discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points.

The Company will pay accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

In addition, at any time on or after the Par Call Date, the Company may redeem some or all of the Securities of this series at its option at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest on the principal amount of Securities of this series being redeemed to, but excluding, the Redemption Date. If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Securities not more than 60 nor less than 15 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.

A-5-7

The Company will notify the Trustee at least 30 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If less than all of the Securities of this series are to be redeemed at any time, the Securities will be selected in accordance with the rules of Euroclear and Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion).

Definitions

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Maturity Date, or if such Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Independent Investment Bank” means an independent investment bank selected by the Company.

A-5-8

“Par Call Date” means August 15, 2028.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-5-9

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

A-5-10

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-5-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-5-12

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-5-13

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________	Notice: To be executed by an executive officer

A-5-14

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: 2.625% Senior Notes due 2028

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:	______________________
Name:
Title:

Dated: _______________________

A-5-15

EXHIBIT A6

(FORM OF FACE OF INITIAL NOTE)

THIS SECURITY IS A SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”), UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE NOMINEE OF THE COMMON DEPOSITARY ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE AS DESCRIBED ABOVE) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH ABBVIE INC. OR ANY AFFILIATE OF ABBVIE INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO ABBVIE INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ABBVIE INC.’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

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[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](1)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](2)

(1) Applies to Rule 144A Notes only

(2) Applies to Regulation S Notes only

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ABBVIE INC.

2.125% Senior Notes due 2029

No. [●]	€[●]

CUSIP No: [●]1

ISIN No: [●]2

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”), or registered assigns, the principal sum of [●] euro (€[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on June 1, 2029 (the “Maturity Date”), and to pay interest thereon from the most recent date on which interest has been paid or duly provided for by Allergan Funding SCS (“Allergan”) on the 2.125% Senior Notes due 2029 issued by Allergan that were accepted in the Exchange Offers, annually on June 1 (the “Interest Payment Date”), with the first interest payment to be made on June 1, 2020, at the rate of 2.125% per annum, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest on the Securities shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Securities, but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association).

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is the clearing system business day (which, for these purposes, is a day on which Euroclear and Clearstream settle payments in euro) immediately prior to the relevant Interest Payment Date (such day, the “Record Date”). For purposes of this Security, “Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in New York, New York or London are authorized or required by law or executive order to close and (ii) on which the Trans European Automated Realtime Gross Settlement Express Transfer System, or the TARGET2 System, or any successor thereto, operates.

[1]	Rule 144A Note CUSIP:	00287YDJ5
	Regulation S Note CUSIP:	U0029QBP0

[2]	Rule 144A Note ISIN:	XS2117755996
	Regulation S Note ISIN:	XS2117755566

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Payments of principal of, and premium, if any, and interest on, this Security, including payments made upon any redemption of this Security, shall be made by wire transfer of immediately available funds in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of this Security shall be made in U.S. Dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date, or in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Security so made in U.S. Dollars shall not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent (as defined on the reverse hereof) shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-6-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 9, dated as of May 14, 2020 (herein called the “Supplemental Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, U.K. Branch, as paying agent (the “Paying Agent”), and U.S. Bank National Association, as transfer agent and registrar (the “Transfer Agent” and “Security Registrar”) (the “Supplemental Indenture No. 9”), and together with the Base Indenture, the “Indenture”), to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €[●].

Optional Redemption

At any time prior to the Par Call Date (as defined below), the Company may redeem some or all of the Securities of this series at its option, in each case at the Company’s option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities of this series to be redeemed discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 30 basis points.

The Company will pay accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

In addition, at any time on or after the Par Call Date, the Company may redeem some or all of the Securities of this series at its option at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest on the principal amount of Securities of this series being redeemed to, but excluding, the Redemption Date. If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

A-6-7

The Company will give notice of any optional redemption to and through Euroclear or Clearstream for communication by them to the Holders of interests in the Securities not more than 60 nor less than 15 days prior to the Redemption Date. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied. The Company shall provide written notice to the Trustee prior to the close of business two business days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of Securities in the same manner in which the notice of redemption was given.

The Company will notify the Trustee at least 30 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If less than all of the Securities of this series are to be redeemed at any time, the Securities will be selected in accordance with the rules of Euroclear and Clearstream (to be reflected in the records of Euroclear and Clearstream as either a pool factor or a reduction in nominal amount, at their discretion).

Definitions

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Bank, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Maturity Date, or if such Independent Investment Bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Bank.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Independent Investment Bank” means an independent investment bank selected by the Company.

A-6-8

“Par Call Date” means March 1, 2029.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Sinking Fund

The Securities of this series do not provide for a sinking fund.

Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Miscellaneous

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-6-9

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are not defined herein but which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream. This Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*	*	*

A-6-10

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-6-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:

Name:

Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-6-12

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)	☐ inside the United States to a Form reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

A-6-13

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:____________________	Notice: To be executed by an executive officer

A-6-14

FORM OF EXCHANGE CERTIFICATE

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064

U.S. Bank National Association

190 South LaSalle Street, 10th Floor

Chicago, IL 60603

Attention: Corporate Trust Services

Re: 2.125% Senior Notes due 2029

Reference is hereby made to the Indenture, dated as of November 8, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 8, 2012, the Second Supplemental Indenture, dated as of May 14, 2015, the Third Supplemental Indenture, dated as of May 12, 2016, the Fourth Supplemental Indenture, dated as of November 17, 2016, the Fifth Supplemental Indenture, dated as of September 18, 2018, the Sixth Supplemental Indenture, dated as of September 26, 2019, the Seventh Supplemental Indenture, dated as of November 21, 2019, the Eighth Supplemental Indenture, dated as of May 14, 2020, and the Ninth Supplemental Indenture, dated as of May 14, 2020 (as so supplemented, the “Indenture”), between AbbVie Inc. (the “Company”) and U.S. Bank National Association, a national banking association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

A-6-15

EXHIBIT B

FORM OF CERTIFICATE TO BE
DELIVERED IN CONNECTION WITH
TRANSFERS PURSUANT TO REGULATION S

[Date]

Attention:

Re:

AbbVie Inc. (the “Company”)
[applicable series of Notes] (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of €______________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)	the offer of the Securities was not made to a person in the United States;

(2)	either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)	we have advised the transferee of the transfer restrictions applicable to the Securities.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

B-1

Very truly yours,

[Name of Transferor]

By:

Authorized Signature

B-2